UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 24, 2020

FATHOM HOLDINGS INC.

(Exact name of registrant as specified in its charter)

North Carolina (State or other jurisdiction of incorporation)

001-39412		82-1518164
(Commission File Number)		(IRS Employer Identification No.)

211 New Edition Court, Suite 211, Cary, North Carolina, 27511

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code 888-455-6040

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	FTHM	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Item 2.01	Completion of Acquisition or Disposition of Assets.

As previously disclosed in the Current Report on Form 8-K filed by Fathom Holdings Inc. (the “Company”) on November 5, 2020 (the “Prior 8-K”), the Company entered into a Stock Purchase Agreement (the “Purchase Agreement”) by and among the Company, Verus Title Inc., a Delaware corporation (“Verus”), the Yurashevich Community Property Trust of 2016, a community property trust (“Yurashevich Trust”) and the Kaila Family Trust, a revocable living trust (“Kaila” and collectively with Yurashevich Trust, the “Sellers”), and Paul Yurashevich, an individual resident of North Carolina in his individual capacity as Sellers representative, pursuant to which the Company would acquire all of the outstanding stock of Verus (the “Acquisition”).

On November 24, 2020 (the “Closing Date”), the Company closed the Acquisition.

For more information on the Acquisition and the Purchase Agreement, see Item 1.01 of the Form 8-K the Company filed on November 5, 2020, which is incorporated into this Item 2.01 by reference.

Item 3.02	Unregistered Sales of Equity Securities.

On the Closing Date, the Company issued 46,577 shares of its common stock, no par value, to the Sellers, as described in Item 1.01 of the Prior 8-K. The shares issued to the Sellers were not registered under the Securities Act of 1933, as amended (the “Securities Act”), and were issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act because such issuance does not involve a public offering. The information disclosed in response to Item 1.01 of the Prior 8-K is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

To the extent required, the Company intends to file the financial statements required by Item 9.01(a) as part of an amendment to this Current Report on Form 8-K no later than 71 calendar days after the required filing date for this Current Report on Form 8-K.

(b) Pro Forma Financial Information.

To the extent required, the Company intends to file the pro forma financial information required by Item 9.01(b) as an amendment to this Current Report on Form 8-K no later than 71 days after the required filing date for this Current Report on Form 8-K.

(d) Exhibits.

Exhibit No.	Exhibit Description

99.1	Press Release, dated November 30, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 30, 2020	FATHOM HOLDINGS INC. /s/ Marco Fregenal Marco Fregenal President and Chief Financial Officer